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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 15, 1999

                           EXCEL SWITCHING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


               MASSACHUSETTS                             0-23263                       04-2992806
      (State or other jurisdiction of            (Commission file number)           (I.R.S. Employer
       incorporation or organization)                                              Identification No.)


255 Independence Drive, Hyannis, MA                                     02601
-----------------------------------                                     -----
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code:  (508) 862-3000

                           No Change Since Last Report
                           ---------------------------
             (Former name or address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On April 15, 1999, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not Applicable

         (b)  Not Applicable

         (c)  Exhibits

              99.1 Press Release of the Company dated April 15, 1999


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       EXCEL SWITCHING CORPORATION



                                       By:      /s/ Christopher Stavros
                                              ----------------------------------
                                             Christopher Stavros
                                             Vice President and General Counsel



Dated: April 22, 1999



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                                  EXHIBIT INDEX


EXHIBIT NO.                                            DESCRIPTION
-----------                                            -----------

99.1                                                   Press Release of the
                                                       Company dated April 15,
                                                       1999